SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED MARCH 28, 2000
--------------------------------------


                                  $298,060,000

                                OMI Trust 2000-A
   [GRAPHIC OMITTED]                  Issuer
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 2000-A


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2000-A. The Series Term
Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Banc of America Securities LLC nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term
Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange
Commission and declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus
Supplement as of their publication dates.



                                            Joint Bookrunners


Credit Suisse First Boston                        Banc of America Securities LLC


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         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the
Series 2000-A Pooling and Servicing Agreement (including the May 1999 Edition to the Standard Terms) to be dated as of March 1, 2000, among Oakwood Mortgage
Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and
Chase Manhattan Trust Company, National Association, as Trustee.
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   The Offered Certificates........................
       -----------------------------------------------------------------------------------------------------------------------------
                                                                    Average                 Modified
                     Principal                      S&P / Fitch      Life                   Duration    First          Last
         Class       Amount(1)       Description     Ratings(2)    (yrs)(3)      Coupon    (yrs) (3)    Pay(3)        Pay(3)
       -----------------------------------------------------------------------------------------------------------------------------

        A-1        $65,000,000     Senior            AAA / AAA         0.94      . %(4)       0.88       4/00          2/02
        A-2         23,000,000     Senior            AAA / AAA         2.87    . %(5) (6)     2.47       2/02          3/04
        A-3         14,000,000     Senior            AAA / AAA         5.12    . %(5) (6)     4.02       3/04          12/06
        A-4         25,000,000     Senior            AAA / AAA        11.30    . %(5) (6)     6.97      12/06          3/15
        A-5        125,078,000     Senior            AAA / AAA         6.78    . %(5) (6)     4.63       2/02          3/15
        M-1         20,527,000     Mezzanine          AA / AA          9.73    . %(5) (6)     6.14      10/04          3/15
        M-2         12,317,000     Mezzanine           A / A           9.73    . %(5) (6)     5.97      10/04          3/15
        B-1         13,138,000     Subordinate       BBB / BBB         9.63    . %(5) (6)     5.68      10/04          3/15
       -----------------------------------------------------------------------------------------------------------------------------

                    (1) The aggregate initial principal balance of the certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the classes of certificates.
                          Accordingly, any investor's commitments with respect to the certificates may be increased or decreased correspondingly.

                    (2) It is a condition to the issuance of the certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision of withdrawal at any time by the assigning rating organization.

                    (3) Assumed that the 10% optional termination is exercised. Data run at a prepayment speed of 200% MHP.

                    (4) Based on One-Month LIBOR and subject to a cap of the Weighted Average Net Asset Rate for the related
                          Distribution Date. Computed on the basis of a 360-day year and the actual number of days in each Interest
                          Accrual Period.

                    (5)   Computed on the basis of a 360-day year of twelve
                          30-day months.

                    (6) The lesser of (i) specified rate per annum, or (ii) the Weighted Average Net Asset Rate for the related distribution date.

   Class Designations
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      Class A Certificates....................Class A-1, class A-2, class A-3, class A-4 and class A-5 certificates.
      Class M Certificates....................Class M-1 and class M-2 certificates.
      Class B Certificates....................Class B-1 and class B-2 certificates.
      Subordinated Certificates...............Class M, class B, class X and class R certificates.
      Offered Certificates....................Class A, class M and class B-1 certificates.

      Offered Subordinated Certificates.......Class M and class B-1 certificates.

   Other Certificates.........................The class B-2, class X and class R certificates are not being offered hereby. The class B-2 certificates are expected to be sold in a private placement and will be acquired on or after the closing date but prior to such private placement by an affiliate of Oakwood Mortgage. The class X and class R certificates are expected to be sold initially to related entities of Oakwood Mortgage, which may offer them in the future in one or more privately negotiated transactions. The class B-2 certificates will have an initial certificate principal balance of approximately $18,885,000.

   Denominations..............................The Offered Certificates will be book-entry certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

   Cut-off Date...............................March 1, 2000.

   Distribution Dates.........................The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in April 2000
                                              (each, a "Distribution Date").

   Record Date................................With respect to each Distribution Date, (i) for the class A-1 certificates, the business day preceding such Distribution Date, and (ii) for all other classes of the Offered Certificates, the close of business on the last business day of the month preceding the month in which such Distribution
                                              Date occurs (each, a "Record Date").

   Interest Accrual Period....................With respect to each Distribution Date, (i) for the class A-1 certificates, the period commencing on the 15th day of the preceding month through the
                                              14th day of the month in which such Distribution Date occurs (except that the first
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                                              Interest Accrual Period for the class A-1 certificates will be the period from the Closing Date through April 16th, 2000), and (ii) for all other classes of the Offered Certificates, the calendar month preceding the month in which the Distribution Date occurs (each, an "Interest Accrual Period").

   Distributions..............................The "Available Distribution Amount" for a Distribution Date generally will include (1)(a) monthly payments of principal and interest due on the assets during the related Collection Period, to the extent such payments were actually collected from the obligors or advanced by the servicer and (b)
                                              unscheduled payments received with respect to the assets during the related
                                              Prepayment Period, including principal prepayments, Compensating Interest, proceeds of repurchases, net liquidation proceeds and net insurance proceeds, less (2)(a) amounts required to reimburse the servicer for previously unreimbursed Advances in accordance with the pooling and servicing agreement, (b) amounts required to reimburse Oakwood Mortgage or the servicer for certain reimbursable expenses in accordance with the pooling and servicing agreement, (c) amounts required to reimburse any party for an overpayment of a Repurchase Price for an asset in accordance with the pooling and servicing agreement, (d) the Interest Deficiency
                                              Amount or portion thereof, if any, paid from collections on the preceding
                                              Distribution Date, and (e) if Oakwood Acceptance is not the servicer, the
                                              Servicing Fees for the related Collection Period.

                                              Principal distributions to the Class M Certificates will be allocated pro rata between the class M-1 and the class M-2 certificates. Principal distributions to the Class B Certificates will be allocated pro rata between the class B-1 and the class B-2 certificates. Prior to the
                                              Cross-over Date or on any Distribution Date as of which the Principal
                                              Distribution Tests are not met, principal will be allocated solely to the
                                              Class A Certificates.

                                              If an Interest Deficiency Event occurs on any Distribution Date with respect to the class M-1, class M-2, class B-1 or class B-2 certificates, collections received after the end of the related Collection Period and prior to such Distribution Date will be applied, up to a limited amount determined by the rating agencies, to remedy such deficiency in order of class seniority. Any remaining deficiency will be carried forward as shortfall for the next Distribution Date. "Interest Deficiency Event"
                                              means, with respect to the class M-1, class M-2, class B-1 and class B-2 certificates and a Distribution Date, that after distribution of the
                                              Available Distribution Amount in the order of priority set forth below under "Priority of Distributions," there remains unpaid any of the current
                                              Interest Distribution Amounts, Interest Distribution Amounts remaining unpaid from prior Distribution Dates, Writedown Interest Distribution
                                              Amounts or Carryover Writedown Interest Distribution Amounts for these classes and Distribution Date (the "Interest Deficiency Amount").
                                              Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a class of certificates will be allocated among the certificates of such class in proportion to their respective percentage interests.

   Priority of Distributions..................On each Distribution Date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:

                                              (1) first, concurrently, to each class of the Class A Certificates (a)
                                              first, the related Interest Distribution Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                                              (2) second, to the class M-1 certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, any Interest
                                              Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;
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                                              (3) third, to the class M-2 certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, any Interest
                                              Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                                              (4) fourth, to the class B-1 certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, any Interest
                                              Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                                              (5) fifth, to the class B-2 certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, any Interest
                                              Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                                              (6) sixth, concurrently, to each class of the Class A Certificates, any related Principal Distribution Shortfall Carryover Amounts for each such class, if any, for such Distribution Date; allocated among the Class A
                                              Certificates pro rata based on their respective Principal Distribution
                                              Shortfall Carryover Amounts;

                                              (7) seventh, to the class A-1 certificates, the class A-2 certificates, the class A-3 certificates, the class A-4 certificates and the class A-5 certificates, the Class A Principal Distribution Amount, allocated in the following manner: (i) first, to the class A-1 certificates in reduction of the certificate principal balance of such class, until it has been reduced to zero; (ii) second, concurrently to (a) the Class A-5 certificate, the
                                              A-5 Percentage of the Class A Principal Distribution until the Class A-5 has been reduced to zero and (b) the balance of the Class A Principal
                                              Distribution Amount allocated sequentially to the Class A-2 certificates, the Class A-3 certificates and the Class A-4 certificates, where the Class
                                              A-5 Percentage for a Distribution Date will generally be the percentage derived from the fraction, the numerator of which is the Class A-5 certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the sum of the Class A-2 certificate
                                              Principal Balance, the Class A-3 certificate Balance, the Class A-4 certificate Principal Balance and the Class A-5 certificate Principal
                                              Balance, each immediately prior to such Distribution Date; PROVIDED,
                                              HOWEVER, that on any Distribution Date on which the Pool Scheduled
                                              Principal Balance is less than the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date, the Class A Principal Distribution Amount will be allocated among the Class
                                              A Certificates PRO RATA based upon their respective certificate principal balances;

                                              (8) eighth, to the class M-1 certificates, (a) first, any related Writedown
                                              Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such
                                              Distribution Date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior Distribution Dates, and (d) fourth, any related
                                              Principal Distribution Amount until the class M-1 certificate principal balance is reduced to zero;

                                              (9) ninth, to the class M-2 certificates, (a) first, any related Writedown
                                              Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such
                                              Distribution Date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior Distribution Dates, and (d) fourth, any related
                                              Principal Distribution Amount until the class M-2 certificate principal balance is reduced to zero;

                                              (10) tenth, to the class B-1 certificates, (a) first, any related Writedown
                                              Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown Interest Distribution Amount for such
                                              Distribution Date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior Distribution Dates, and (d) fourth, any related
                                              Principal Distribution Amount until the class B-1 certificate principal balance is reduced to zero;

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                                              (11) eleventh, to the class B-2 certificates, (a) first any related
                                              Writedown Interest Distribution Amount for such Distribution Date, (b)
                                              second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution
                                              Amounts remaining unpaid from prior Distribution Dates, and (d) fourth, any related Principal Distribution Amount until the class B-2 certificate principal balance is reduced to zero;

                                              (12) twelfth, if Oakwood Acceptance is the servicer, to the servicer, the following amounts in sequential order: (i), the Servicing Fees for the related Collection Period, and (ii) any Servicing Fees from previous
                                              Distribution Dates remaining unpaid;

                                              (13) thirteenth, to the class A certificates in the manner provided in paragraph (7) above, class M-1, class M-2, class B-1 and class B-2 certificates, in that order, the Accelerated Principal Distribution Amount for such Distribution Date until the certificate principal balance of each class is reduced to zero;

                                              (14) fourteenth, to the class X certificates, in the following sequential order: (i) the current Class X Strip Amount; and (ii) any Class X Strip
                                              Amounts from previous Distribution Dates remaining unpaid; and

                                              (15) finally, any remainder to the class R certificates.

                                              The primary credit support for the Class A Certificates is the subordination of the Subordinated Certificates and overcollateralization;
                                              for the class M-1 certificates is the subordination of the class M-2, class
                                              B, class X, class R certificates and overcollateralization; for the class
                                              M-2 certificates is the subordination of the class B, class X, class R certificates and overcollateralization; and for the class B-1 certificates is the subordination of the class B-2, class X, class R certificates and overcollateralization.


   Cross-over Date............................The later to occur of (a) the Distribution Date occurring in October 2004 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the certificate principal balance - as adjusted for write-downs - of the Subordinated Certificates and the Current Overcollateralization Amount
                                              for such Distribution Date and the denominator of which is the Pool
                                              Scheduled Principal Balance on such Distribution Date, equals or exceeds
                                              1.79 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the initial aggregate certificate principal balance - as adjusted for write-downs - of the
                                              Subordinated Certificates and the Current Overcollateralization Amount and
                                              the denominator of which is the Pool Scheduled Principal Balance on the
                                              Cut-off Date.

   Performance Test...........................The Average Sixty Day Delinquency Ratio is less than or equal to 5.5%, the
                                              Current Realized Loss Ratio is less than or equal to 3.0%; and the
                                              Cumulative Realized Losses are less than or equal to the following percentages of the original Pool Scheduled Principal Balance set forth below:

                                                           7% October 2004 through March 2006,
                                                           8% April 2006 through March 2007,
                                                           9.5% April 2007 through September 2008, and
                                                           10.5% thereafter.

   Overcollateralization......................Excess interest collections will be applied, to the extent available, to make accelerated payments of principal on the class A-1, class A-2, class
                                              A-3, class A-4, class A-5, class M-1, class M-2, class B-1 and class B-2 certificates. The "Target Overcollateralization Amount" generally shall mean, (i) for any Distribution Date prior to the Cross-over Date, 4.0% of the Cut-off Date Pool Scheduled Principal Balance and (ii) for any other
                                              Distribution Date, the lesser of (x) 4.0% of the Cut-off Date Pool
                                              Scheduled Principal Balance and (y) 7.0% of the then-outstanding Pool
                                              Scheduled Principal Balance; provided, however, that
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                                              in no event shall the Target Overcollateralization Amount be less than 0.5%
                                              of the Cut-off Date Pool Scheduled Principal Balance. On the closing date, the initial overcollateralization amount shall equal 3.5% of the Pool
                                              Scheduled Principal Balance as of the Cut-off Date.

                                              The "Current Overcollateralization Amount" shall mean, for any Distribution
                                              Date, the positive difference, if any, between the Pool Scheduled Principal
                                              Balance of the assets and the certificate principal balance of all the outstanding classes of certificates. The "Accelerated Principal
                                              Distribution Amount" for any Distribution Date shall be the positive difference, if any, between the Target Overcollateralization Amount and the
                                              Current Overcollateralization Amount.

   Allocation of Writedown Amounts............The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate certificate principal balance of all certificates, after all distributions have been made on the certificates on such Distribution Date, exceeds the Pool Scheduled Principal Balance of the assets for the next Distribution Date. The Writedown Amount will be allocated among the classes of Subordinated Certificates in the following order of priority:

                                              (1) first, to the class B-2 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero;

                                              (2) second, to the class B-1 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero;

                                              (3) third, to the class M-2 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero; and

                                              (4) fourth, to the class M-1 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero.

   Advances...................................For each Distribution Date, the servicer will be obligated to make an advance (a "P&I Advance") in respect of any delinquent monthly payment that will, in the servicer's judgement, be recoverable from late payments on or liquidation proceeds from such asset. The servicer will also be obligated to make advances ("Servicing Advances" and, together with P&I Advances,
                                              "Advances") in respect of liquidation expenses and certain taxes and insurance premiums not paid by an obligor on a timely basis, to the extent the servicer deems such Servicing Advances recoverable out of liquidation proceeds or from subsequent collections. P&I Advances and Servicing
                                              Advances are reimbursable to the servicer under certain circumstances. In addition, the servicer is obligated under certain circumstances to pay
                                              Compensating Interest with respect to any asset that prepays on a date other than on a Due Date for such asset.

   Final Scheduled Distribution Dates........To the extent not previously paid prior to such dates, the outstanding principal amount of each class of Offered Certificates will be payable on the Distribution Date set forth below (with respect to each class of certificates, the "Final Scheduled Distribution Date"). For each class of the class A Certificates, the Final Scheduled Distribution Dates were determined based on the assumptions that (I) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed
                                             Contract Characteristics and (ii) the optional termination right is not exercised by the Servicer. For each class of the Subordinate Certificates, the Final Scheduled Distribution Dates were determined by the maturity date of the asset with the latest stated maturity.
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                                                         Final Scheduled
                                                        Distribution Dates
                                                        ------------------

   Class A-1 Certificates..........                      December 15, 2010
   Class A-2 Certificates..........                      May 15, 2017
   Class A-3 Certificates..........                      March 15, 2022
   Class A-4 Certificates..........                      September 15, 2029
   Class A-5 Certificates..........                      September 15, 2029
   Class M-1 Certificates..........                      April 15, 2030
   Class M-2 Certificates..........                      April 15, 2030
   Class B-1 Certificates..........                      April 15, 2030
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   Optional Termination......................The servicer at its option and subject to the limitations imposed by the pooling and servicing agreement, will have the option to purchase from the
                                             Trust all assets then outstanding and all other property in the trust on any Distribution Date occurring on or after the Distribution Date on which the sum of the certificate principal balance of the certificates is less than 10% of the sum of the original certificate principal balance of the certificates. The servicer also may terminate the trust estate if it determines that there is a substantial risk that the trust estate's REMIC status will be lost.

   Auction Sale..............................If the servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the trustee shall solicit bids for the purchase of all assets then outstanding and all other property in the trust estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to certificateholders.

   The Assets................................The trust will consist of (1) fixed rate manufactured housing installment sales contracts (the "Contracts") secured by security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and (2)
                                             mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage
                                             Loans"). The asset pool consists of 6,620 assets having an aggregate Pool
                                             Scheduled Principal Balance as of the Cut-off Date of $328,440,849.57.


                                             As of the Cut-off Date, approximately 40.41% of the assets are Mortgage
                                             Loans. Based on Cut-off Date Pool Scheduled Principal Balance,
                                             approximately 76.58% of the assets are secured by Manufactured Homes which were new, approximately 3.87% of the assets are secured by Manufactured
                                             Homes which were used, approximately 18.26% of the assets are secured by
                                             Manufactured Homes which were repossessed and approximately 1.29% of the assets are secured by Manufactured Homes which were transferred. As of the
                                             Cut-off Date, the assets were secured by Manufactured Homes or Mortgaged
                                             Properties located in 42 states and the District of Columbia, and approximately 16.16% and 12.78% of the assets were secured by Manufactured
                                             Homes or Mortgaged Properties located in North Carolina and Texas, respectively (based on the mailing addresses of the obligors on the assets as of the Cut-off Date). Each asset bears interest at an annual percentage rate (an "APR") of at least 6.25% and not more than 18.00%. The weighted averaged APR of the assets as of the Cut-off Date is approximately 10.09%.
                                             The assets have remaining terms to maturity as of the Cut-off Date of at least 15 months but not more than 360 months and original terms to stated
                                             maturity of at least 18 months but not more than 360 months. As of the
                                             Cut-off Date, the assets had a weighted average original term to stated
                                             maturity of approximately 317 months, and a weighted average remaining term to stated maturity of approximately 315 months. The assets have
                                             Loan-to-Value Ratio as of the Cut-off Date of at least 12.34% but not more than 100.00%. As of the Cut-off Date, the assets had a weighted average
                                             Loan-to-Value Ratio of approximately 90.25%. The final scheduled payment date on the asset with the latest maturity occurs in April 2030.

                                             Approximately 0.64% of the assets, having an aggregate principal balance as of the Cut-off Date of approximately $2,113,423, were acquired by Oakwood
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                                             Acceptance from IndyMac, Inc.

                                             The servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.
   Certain Federal Income Tax
     Consequences............................For federal income tax purposes, the trust estate will be treated as one or more real estate mortgage investment conduits (each, a "REMIC"). The class
                                             A, class M, class B and class X Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The class R certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

   Recent Developments.......................In November 1998, four shareholder suits were filed against Oakwood Homes and certain of its directors and officers. These suits have been consolidated in one suit in the Middle District of North Carolina. The lawsuit generally alleges that certain of Oakwood Home's financial statements were false and misleading and that certain other disclosures were inaccurate. Oakwood Homes has filed a motion to dismiss this complaint. Oakwood Mortgage believes that this lawsuit will not adversely affect distributions to be made on your certificates.

   ERISA Considerations......................Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities,
                                             Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee
                                             Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan
                                             ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

                                             Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered
                                             Subordinated Certificates by a Plan Investor may constitute a non-exempt prohibited transaction or result in the imposition of excise taxes or civil penalties. Accordingly, none of the Offered Subordinated Certificates are offered for sale, and are not transferable, to a Plan Investor, unless such
                                             Plan Investor provides the Seller and the Trustee with a Benefit Plan
                                             Opinion, or the circumstances described in clause (ii) below are satisfied.
                                             Unless such Opinion is delivered, each person acquiring an Offered
                                             Subordinated Certificate will be deemed to represent to the trustee,
                                             Oakwood Capital and the servicer that either (i) such person is not a Plan
                                             Investor subject to ERISA or Section 4975 of the Code, or (ii) such person is an insurance company that is purchasing an Offered Subordinated
                                             Certificate with funds from its "general account" and the provisions of
                                             Prohibited Transaction Class Exemption 95-60 will apply to exempt the purchase, holding and resale of such Certificate, and transactions in connection with the servicing, operation and management of the trust from the prohibited transaction rules of ERISA and the Code.

   Legal Investment Considerations...........The class A-1, class A-2, class A-3, class A-4, class A-5 and class M-1 certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                                             ("SMMEA").

                                             The class M-2 and class B-1 certificates are not "mortgage related securities" for purposes of SMMEA because such certificates are not rated in one of the two highest rating categories by a nationally recognized rating agency.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood Acceptance. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth below.

                            Asset Servicing Portfolio
                             (Dollars in thousands)

                                                          At September 30,                                December 31,
                                       ------------------------------------------------------------  ------------------------
                                       1995         1996        1997         1998          1999         1998         1999
                                       --------  ----------  ---------   -----------   ------------  -----------  -----------
Total Number of Serviced Assets
     Oakwood Originated..........      51,566       67,120      89,411      111,351        122,955      114,697      121,598
     Acquired Portfolios.........       4,872        4,177       3,602        2,818          2,160        2,635        2,053
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........  $1,130,378   $1,687,406  $2,499,794   $3,536,657     $4,223,475   $3,692,078   $4,227,795
     Acquired Portfolios.........     $70,853      $57,837     $47,027      $35,882        $26,306      $32,734      $24,607
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........       $21.9        $25.1       $28.0        $31.8          $34.3        $32.2        $34.8
     Acquired Portfolios.........       $14.5        $13.8       $13.1        $12.7          $12.2        $12.4        $12.0
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........        12.0%        11.5%       11.0%        10.8%          10.6%        10.7%        10.6%
     Acquired Portfolios.........        11.3%        11.2%       11.1%        11.0%          10.7%        11.0%        10.7%


                           Delinquency Experience (1)
                             (Dollars in thousands)
                                                              At September 30,                         December 31,
                                                -------------------------------------------------  -------------------
                                                 1995      1996       1997      1998       1999      1998        1999
                                                -------- --------    -------  -------   --------   --------   --------
Total Number of Serviced Assets
     Oakwood Originated..................       51,566    67,120     89,411    111,351   122,955   114,697     121,598
     Acquired Portfolios.................        4,872     4,177      3,602      2,818     2,160     2,635       2,053
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
      30-59 Days.........................          601       835      1,171      2,345     3,391     2,695       2,953
      60-89 Days.........................          185       308        476        906     1,046       973       1,077
      90 Days or More....................          267       492        716      1,222     1,783     1,474       2,368
     Total Number of Assets Delinquent           1,053     1,635      2,363      4,473     6,220     5,142       6,398
     Acquired Portfolios.................
      30-59 Days.........................           63        66         90         75        59        52          47
      60-89 Days.........................           17        23         23         31        14        19          18
      90 Days or More....................           76        62         75         57        45        53          52
     Total Number of Assets Delinquent             156       151        188        163       118       124         117
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       2.0%       2.4%       2.6%        4.0%     5.1%      4.5%        5.3%
     Acquired Portfolios.................       3.2%       3.6%       5.2%        5.8%     5.5%      4.7%        5.7%

------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                        Loan Loss/Repossession Experience
                             (Dollars in thousands)

                                                      At or for the fiscal year                      At or for the three
                                                                ended                                   months ended
                                                            September 30,                                December 31,
                                       -----------------------------------------------------------  -----------------------
                                         1995       1996        1997         1998         1999         1998          1999
                                         ----       ----        ----         ----         ----         ----          ----
Total Number of Serviced               56,438     71,297      93,013      114,169      125,115      117,332       123,651
     Assets (1).................
Average Number of Serviced
     Assets During Period.......       50,742     63,868      82,155      103,591      119,642      115,751       124,383
Number of Serviced
     Assets Repossessed.........        1,718      2,746       3,885        5,411        7,790        1,865         1,860
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................         3.04%      3.85%       4.18%        4.74%        6.23%        6.36%(6)      6.02%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........         3.39%      4.30%       4.73%        5.22%        6.51%        6.44%(6)      5.98%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........     $976,905 $1,409,467  $2,065,033   $2,978,235   $3,839,274   $3,573,337    $4,183,390
     Acquired Portfolios........      $30,235    $27,351     $22,943      $19,179      $14,781      $16,276       $12,113
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......       $7,303    $14,248     $26,872      $45,189      $66,037      $14,266       $13,205
       Acquired Portfolios......         $473       $592        $528         $220         $173          $34           $28
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......         0.75%      1.01%       1.30%        1.52%        1.72%        1.60%(6)      1.26%(6)
       Acquired Portfolios......         1.56%      2.16%       2.30%        1.15%        1.17%        0.84%(6)      0.92%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance and serviced by Oakwood Acceptance and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance -serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the assets (or to a percentage of the scheduled principal balance of the assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.


               Geographical Distribution of Manufactured Homes(1)

                                  Number of      Aggregate Scheduled           Percentage of
Geographic Location                Assets         Principal Balance          Asset Pool by SPB
-------------------                ------         -----------------          -----------------
Alabama....................           217      $     8,775,214                    2.67%
Alaska.....................             2               95,465                    0.03
Arizona....................           254           18,754,019                    5.71
Arkansas...................           121            5,171,648                    1.57
California.................            43            4,221,721                    1.29
Colorado...................            99            5,866,659                    1.79
Delaware...................            46            2,124,977                    0.65
Florida....................           144            7,678,611                    2.34
Georgia....................           317           13,729,742                    4.18
Idaho......................            57            4,205,629                    1.28
Illinois...................             7              343,944                    0.10
Indiana....................            13              791,245                    0.24
Iowa.......................             3              250,926                    0.08
Kansas.....................            75            3,649,655                    1.11
Kentucky...................           168            7,424,661                    2.26
Louisiana..................           240            9,990,420                    3.04
Maryland...................             8              418,511                    0.13
Michigan...................            23            1,784,191                    0.54
Minnesota..................             2              126,446                    0.04
Mississippi................           169            6,865,675                    2.09
Missouri...................           173            7,486,011                    2.28
Montana....................             7              426,131                    0.13
Nebraska...................             3              318,634                    0.10
Nevada.....................            57            4,537,817                    1.38
New Jersey.................             1               78,342                    0.02
New Mexico.................           162            8,000,853                    2.44
New York...................             3              170,484                    0.05
North Carolina.............         1,250           53,080,948                   16.16
Ohio.......................           119            6,156,344                    1.87
Oklahoma...................           124            6,327,584                    1.93
Oregon.....................           171           18,080,522                    5.50
Pennsylvania...............             2              100,698                    0.03
South Carolina.............           489           19,643,413                    5.98
South Dakota...............             1              105,526                    0.03
Tennessee..................           456           19,407,128                    5.91
Texas......................           921           41,968,779                   12.78
Utah.......................            31            2,043,638                    0.62
Virginia...................           326           14,253,299                    4.34
Washington.................           181           18,181,563                    5.54
Washington DC..............             1               29,891                    0.01
West Virginia..............           113            4,133,279                    1.26
Wisconsin..................             3               80,644                    0.02
Wyoming....................            18            1,559,961                    0.47
                                    -----             ---------                   ----

   Total...................         6,620         $328,440,850                  100.00%
                                    =====         ============                  =======

-----------
(1) Based on the mailing address of the obligor on the related asset as of the Cut-off Date.

                        Year of Origination of Assets (1)

                                 Number of    Aggregate Scheduled         Percentage of
Year of Origination               Assets       Principal Balance        Asset Pool by SPB
-------------------               ------       -----------------        -----------------
    1989.....................          1           $   6,789                  0.00%
    1993.....................          1              47,292                  0.01
    1994.....................          1              10,585                  0.00
    1995.....................          1              15,147                  0.00
    1997.....................          5             119,717                  0.04
    1998.....................         23           1,307,210                  0.40
    1999.....................      3,935         215,552,627                 65.63
    2000.....................      2,653         111,381,482                 33.91
                                   -----         -----------                 -----
         Total...............      6,620        $328,440,850                100.00%
                                   =====        ============                ======

 ---------------
(1) The weighted average seasoning of the assets was approximately 2 months as of the Cut-off Date.
                    Distribution of Original Asset Amounts(1)

                                   Number of    Aggregate Scheduled         Percentage of
Original Asset Amount               Assets       Principal Balance        Asset Pool by SPB
---------------------               ------       -----------------        -----------------

$   4,999 or less..............          9     $        33,281                  0.01%
$   5,000 - $    9,999.........         62             466,654                  0.14
$  10,000 - $  14,999..........        148           1,860,786                  0.57
$  15,000 - $  19,999..........        278           4,896,846                  1.49
$  20,000 - $  24,999..........        454          10,288,213                  3.13
$  25,000 - $  29,999..........        787          21,685,345                  6.60
$  30,000 - $  34,999..........        843          27,361,570                  8.33
$  35,000 - $  39,999..........        663          24,648,610                  7.50
$  40,000 - $  44,999..........        469          19,857,629                  6.05
$  45,000 - $  49,999..........        416          19,757,870                  6.02
$  50,000 - $  54,999..........        371          19,365,402                  5.90
$  55,000 - $  59,999..........        342          19,537,114                  5.95
$  60,000 - $  64,999..........        277          17,231,628                  5.25
$  65,000 - $  69,999..........        191          12,858,604                  3.92
$  70,000 - $  74,999..........        212          15,323,319                  4.67
$  75,000 - $  79,999..........        175          13,526,589                  4.12
$  80,000 - $  84,999..........        155          12,768,073                  3.89
$  85,000 - $  89,999..........        112           9,770,265                  2.97
$  90,000 - $  94,999..........         95           8,752,747                  2.66
$  95,000 - $  99,999..........         82           7,961,224                  2.42
$100,000 or more...............        479          60,489,081                 18.42
                                       ---          ----------                 -----

     Total.....................      6,620        $328,440,850                100.00%
                                     =====         ===========                ======

-------------
 (1) The highest original asset amount was $263,288, which represents approximately 0.08% of the aggregate principal balance of the assets at origination. The average original principal amount of the assets was approximately $49,756 as of the Cut-off Date.

                             Current Asset Rates (1)

                                 Number of      Aggregate Scheduled          Percentage of
Current Asset Rate                 Assets        Principal Balance         Asset Pool by SPB
------------------                 ------        -----------------         -----------------
6.000% - 6.999%............          218         $  19,783,216                   6.02%
7.000% - 7.999%............          488            46,017,216                  14.01
8.000% - 8.999%...........           573            44,565,871                  13.57
9.000% -   9.999%..........          851            51,531,706                  15.69
10.000% - 10.999%..........        1,075            49,368,024                  15.03
11.000% - 11.999%..........        1,684            57,221,085                  17.42
12.000% - 12.999%..........          937            34,192,126                  10.41
13.000% - 13.999%..........          549            17,852,362                   5.44
14.000% - 14.999%..........          202             6,519,962                   1.99
15.000% - 15.999%..........           41             1,344,207                   0.41
16.000% or more............            2                45,075                   0.01
                                   -----             ---------                   ----

     Total.................        6,620          $328,440,850                 100.00%
                                   ======          ===========                 ======
---------------
(1) The weighted average current asset rate was approximately 10.09% as of the
    Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

              Remaining Terms to Maturity of Assets (In Months) (1)
                                    Number of      Aggregate Scheduled        Percentage of
Remaining Term to Maturity           Assets         Principal Balance       Asset Pool by SPB
--------------------------           ------         -----------------       -----------------

    1 -   60 months........             91          $     819,753                  0.25%
  61 -   96 months.........             94              1,333,049                  0.41
  97 - 120 months..........            188              3,762,711                  1.15
121 - 156 months...........            357              7,963,793                  2.42
157 - 180 months...........            569             15,859,171                  4.83
181 - 216 months...........             86              2,629,008                  0.80
217 - 240 months...........          1,204             39,900,151                 12.15
241 - 300 months...........          1,203             48,726,716                 14.84
301 - 360 months...........          2,828            207,446,498                 63.16
                                     -----            -----------                 -----

  Total....................          6,620           $328,440,850                100.00%
                                     =====            ===========                ======

(1) The weighted average remaining term to maturity of the assets was approximately 315 months as of the Cut-off Date.

              Original Terms to Maturity of Assets (In Months) (1)

                                 Number of       Aggregate Scheduled          Percentage of
Original Term to Maturity          Assets          Principal Balance        Asset Pool by SPB
-------------------------          ------          -----------------        -----------------

    1 -   60 months........           88         $     790,860                     0.24%
  61 -   96 months.........           95             1,344,567                     0.41
  97 - 120 months..........          187             3,738,908                     1.14
121 - 156 months...........          358             7,963,271                     2.42
157 - 180 months...........          570            15,862,970                     4.83
181 - 216 months...........           82             2,514,374                     0.77
217 - 240 months...........        1,209            40,052,683                    12.19
241 - 300 months...........        1,202            48,679,424                    14.82
301 - 360 months...........        2,829           207,493,790                    63.18
                                   -----            -----------                   -----

  Total....................        6,620          $328,440,850                   100.00%
                                   =====            ===========                  ======

-------------
(1) The weighted average original term to maturity of the assets was approximately 317 months as of the Cut-off Date.

           Distribution of Original Loan-to-Value Ratios of Assets(1)

                                    Number of     Aggregate Scheduled         Percentage of
Loan-to Value Ratio(2)                Assets        Principal Balance       Asset Pool by SPB
----------------------                ------        -----------------       -----------------

50%  or  less................            50        $   1,818,186                   0.55%
51% - 55%....................            34            1,611,963                   0.49
56% - 60%....................            38            1,624,331                   0.49
61% - 65%....................            72            4,204,729                   1.28
66% - 70%....................           108            5,778,973                   1.76
71% - 75%....................           173            9,675,949                   2.95
76% - 80%....................           271           16,122,829                   4.91
81% - 85%....................           540           28,169,136                   8.58
86% - 90%....................           913           46,720,697                  14.22
91% - 95%....................         2,668          135,183,748                  41.16
96% - 100%...................         1,753           77,530,309                  23.61
                                      -----           ----------                  -----

     Total...................         6,620         $328,440,850                 100.00%
                                      =====          ===========                 ======

-------------
(1) The weighted average original Loan-to-Value Ratio of the assets was approximately 90.25% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

                          MHP Prepayment Sensitivities

                                     0% MHP                100% MHP              150% MHP
                                     ------                --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        To Call
        Class A-1                6.07      12/10       1.60       06/03       1.18      07/02
        Class A-2               14.04      05/17       5.00       03/07       3.64      04/05
        Class A-3               19.32      03/22       8.93       09/11       6.61      11/08
        Class A-4               25.80      04/28       17.58      03/22      14.03      05/18
        Class A-5               19.97      04/28       10.96      03/22       8.50      05/18
        Class M-1               23.98      04/28       15.09      03/22      11.87      05/18
        Class M-2               23.98      04/28       15.09      03/22      11.87      05/18
        Class B-1               23.93      04/28       14.95      03/22      11.74      05/18

        To Maturity
        Class A-1                6.07      12/10       1.60       06/03       1.18      07/02
        Class A-2               14.04      05/17       5.00       03/07       3.64      04/05
        Class A-3               19.32      03/22       8.93       09/11       6.61      11/08
        Class A-4               26.01      09/29       18.37      02/28      14.98      11/25
        Class A-5               20.06      09/29       11.28      02/28       8.88      11/25
        Class M-1               24.10      04/29       15.50      12/25      12.36      10/22
        Class M-2               24.06      12/28       15.36      07/24      12.16      01/21
        Class B-1               23.94      07/28       14.98      02/23      11.77      04/19

                                    200% MHP               250% MHP              300% MHP
                                    --------               --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        To Call
        Class A-1                0.94      02/02       0.78       10/01       0.67      07/01
        Class A-2                2.87      03/04       2.38       07/03       2.03      01/03
        Class A-3                5.12      12/06       3.95       02/05       3.34      03/04
        Class A-4               11.30      03/15       8.95       10/12       7.10      12/10
        Class A-5                6.78      03/15       5.38       10/12       4.37      12/10
        Class M-1                9.73      03/15       8.74       10/12       7.98      12/10
        Class M-2                9.73      03/15       8.74       10/12       7.98      12/10
        Class B-1                9.63      03/15       8.71       10/12       7.98      12/10

        To Maturity
        Class A-1                0.94      02/02       0.78       10/01       0.67      07/01
        Class A-2                2.87      03/04       2.38       07/03       2.03      01/03
        Class A-3                5.12      12/06       3.95       02/05       3.34      03/04
        Class A-4               12.24      02/23       9.73       02/20       7.70      08/17
        Class A-5                7.15      02/23       5.70       02/20       4.61      08/17
        Class M-1               10.23      08/19       9.32       06/17       8.64      08/15
        Class M-2               10.05      12/17       9.16       11/15       8.50      04/14
        Class B-1                9.67      04/16       8.84       06/14       8.23      01/13

    The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Banc of America Securities, LLC. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Banc of America Securities LLC make no representations that the above referenced security will actually perform as described in any scenario presented.